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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 21, 2002



                    SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)
             (Exact name of registrant as specified in its charter)



    Netherlands Antilles                 1-4601                 52-0684746
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



       153 East 53rd Street, 57th Floor
              New York, New York                              10022-4624

            42, rue Saint-Dominique
                 Paris, France                                   75007

                Parkstraat 83,
                  The Hague,
                The Netherlands                                 2514 JG
  (Addresses of principal executive offices)             (Zip or Postal Codes)


Registrant's telephone number in the United States, including area code:
(212) 350-9400


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Item 5.       OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated May 21, 2002 announcing the filing with the Securities and Exchange Commission of a registration statement by NPTest, Inc., an indirect, wholly owned subsidiary of Schlumberger Limited, for a proposed initial public offering of shares of NPTest's common stock.

Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

       (c )  Exhibits

             99.1 Press release regarding filing of registration statement by NPTest, Inc.



SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SCHLUMBERGER N.V.
                                        (SCHLUMBERGER LIMITED)


                                        By:   /s/  Frank A. Sorgie
                                            ----------------------------------
                                                Frank A. Sorgie
                                                Chief Accounting Officer

Date: May 21, 2002